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                                                                      Exhibit 24

                          DIRECTOR AND/OR OFFICER OF
                              PENTON MEDIA, INC.

                         ANNUAL REPORT ON FORM 10-K

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Penton Media, Inc., a Delaware corporation, hereby constitutes and appoints Thomas L. Kemp, Daniel J. Ramella, Joseph G. NeCastro and Preston L. Vice, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and revocation, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign on behalf of each of the undersigned an Annual Report on Form 10-K for the fiscal year ended December 31, 2000 pursuant to Section 13 of the Securities and Exchange Act of 1934 and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, including, without limitation, a Form 12b-25, with the Securities and Exchange Commission, granting to said attorney-in-fact or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

Executed as of this 29th day of March 2001.

/s/ THOMAS L. KEMP
------------------------------
Thomas L. Kemp
Chairman & Chief Executive Officer & Director
(Principal Executive Officer)

/s/ JOSEPH G. NECASTRO
------------------------------
Joseph G. NeCastro
Chief Financial Officer & Treasurer
(Principal Financial Officer)

/s/ JOCELYN A. BRADFORD
------------------------------
Jocelyn A. Bradford
Vice President & Controller

/s/ KING HARRIS
------------------------------
King Harris
Director

/s/ PAUL W. BROWN
------------------------------
Paul W. Brown
Director

/s/ JOHN J. MEEHAN
------------------------------
John J. Meehan
Director

/s/ EDWARD J. SCHWARTZ
------------------------------
Edward J. Schwartz
Director

/s/ DAVID B. NUSSBAUM
------------------------------
David B. Nussbaum
Director

 /s/ DANIEL J. RAMELLA
------------------------------
Daniel J. Ramella
Director

/s/ ANTHONY DOWNS
------------------------------
Anthony Downs
Director

/s/ WILLIAM J. FRIEND
------------------------------
William J. Friend
Director

/s/ WILLIAM B. SUMMERS
------------------------------
William B. Summers
Director

/s/  DON E. SCHULTZ
------------------------------
Don E. Schultz
Director

/s/ RICHARD B. SWANK
------------------------------
Richard B. Swank
Director

/s/ R. DOUGLAS GREENE
------------------------------
R. Douglas Greene
Director